Exhibit 99.04

12/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

RECEIVABLES


Beginning of the Month Principal Receivables:          $      1,412,062,343.68
Beginning of the Month Finance Charge Receivables:     $         68,881,787.17
Beginning of the Month Discounted Receivables:         $                  0.00
Beginning of the Month Total Receivables:              $      1,480,944,130.85


Removed Principal Receivables:                         $                  0.00
Removed Finance Charge Receivables:                    $                  0.00
Removed Total Receivables:                             $                  0.00


Additional Principal Receivables:                      $                  0.00
Additional Finance Charge Receivables:                 $                  0.00
Additional Total Receivables:                          $                  0.00

Discounted Receivables Generated this Period:          $                  0.00


End of the Month Principal Receivables:                $      1,410,688,633.90
End of the Month Finance Charge Receivables:           $         67,477,223.54
End of the Month Discounted Receivables:               $                  0.00
End of the Month Total Receivables:                    $      1,478,165,857.44


Special Funding Account Balance                        $                  0.00
Aggregate Invested Amount (all Master Trust Series)    $        720,916,662.00
End of the Month Seller Amount                         $        689,771,971.90
End of the Month Seller Percentage                                      48.90%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                              RECEIVABLES

       30-59 Days Delinquent                           $         32,703,025.44
       60-89 Days Delinquent                           $         24,556,233.65
       90+ Days Delinquent                             $         50,649,343.37

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12/99                                                                     Page 2

       Total 30+ Days Delinquent                       $        107,908,602.46
       Delinquent Percentage                                             7.30%

Defaulted Accounts During the Month                    $          8,845,654.86
Annualized Default Percentage                                            7.52%

Principal Collections                                           176,833,921.16
Principal Payment Rate                                                  12.52%

Total Payment Rate                                                      13.44%


INVESTED AMOUNTS


       Class A Initial Invested Amount                 $        273,750,000.00
       Class B Initial Invested Amount                 $         26,250,000.00

INITIAL INVESTED AMOUNT                                $        300,000,000.00

       Class A Invested Amount                         $        228,125,000.00
       Class B Invested Amount                         $         30,625,000.00

INVESTED AMOUNT                                        $        258,750,000.00

FLOATING ALLOCATION PERCENTAGE                                          19.94%
PRINCIPAL ALLOCATION PERCENTAGE                                         24.79%


MONTHLY SERVICING FEE                                  $            323,437.50

INVESTOR DEFAULT AMOUNT                                $          1,763,805.89


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                             89.12%

       Class A Finance Charge Collections              $          4,244,727.70
       Other Amounts                                   $                  0.00

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12/99                                                                     Page 3

TOTAL CLASS A AVAILABLE FUNDS                          $          4,244,727.70


       Class A Monthly Interest                        $          1,435,444.88
       Class A Servicing Fee                           $            285,156.25
       Class A Investor Default Amount                 $          1,571,960.25

TOTAL CLASS A EXCESS SPREAD                            $            952,166.32


REQUIRED AMOUNT                                        $                  0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             10.88%

       Class B Finance Charge Collections              $            519,944.76
       Other Amounts                                   $                  0.00

TOTAL CLASS B AVAILABLE FUNDS                          $            519,944.76


       Class B Monthly Interest                        $            197,042.10
       Class B Servicing Fee                           $             38,281.25


TOTAL CLASS B EXCESS SPREAD                            $            284,621.41


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                    $          1,236,787.73


       Excess Spread Applied to Required Amount        $                  0.00

       Excess Spread Applied to Class A Investor       $                  0.00
       Charge Offs

       Excess Spread Applied to Class B Items          $            191,845.64

       Excess Spread Applied to Class B Investor       $                  0.00
       Charge Offs

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12/99                                                                     Page 4

       Excess Spread Applied to Monthly Cash           $             14,690.54
       Collateral Fee

       Excess Spread Applied to Cash Collateral        $                  0.00
       Account

       Excess Spread Applied to other amounts owed     $                  0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                            $          1,030,251.55


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                      $          2,922,486.17


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO         $                  0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to    $                  0.00
       Required Amount

       Excess Finance Charge Collections Applied to    $                  0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to    $                  0.00
       Class B Items

       Excess Finance Charge Collections Applied to    $                  0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to    $                  0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to    $                  0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to    $                  0.00
       other amounts owed Cash Collateral Depositor

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12/99                                                                     Page 5

YIELD AND BASE RATE --


       Base Rate (Current Month)                                         8.14%
       Base Rate (Prior Month)                                           7.22%
       Base Rate (Two Months Ago)                                        7.23%

THREE MONTH AVERAGE BASE RATE                                            7.53%

       Portfolio Yield (Current Month)                                  12.79%
       Portfolio Yield (Prior Month)                                     9.96%
       Portfolio Yield (Two Months Ago)                                 15.02%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     12.59%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                            91.25%

       Class A Principal Collections                   $         39,995,571.27

CLASS B PRINCIPAL PERCENTAGE                                             8.75%

       Class B Principal Collections                   $          3,835,191.76

TOTAL PRINCIPAL COLLECTIONS                            $         43,830,763.03





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER      $                  0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                  $         22,812,500.00
       Deficit Controlled Amortization Amount          $                  0.00

CONTROLLED DISTRIBUTION AMOUNT                         $         22,812,500.00

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12/99                                                                     Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                  $                  0.00
       Deficit Controlled Amortization Amount          $                  0.00

CONTROLLED DISTRIBUTION AMOUNT                         $                  0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL    $         21,018,263.03
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                           $                  0.00

CLASS B INVESTOR CHARGE OFFS                           $                  0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                $                  0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                $                  0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                 $         30,671,875.00
       Available Cash Collateral Amount                $         30,671,875.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments              $                  0.00
       Class B Interest Rate Cap Payments              $                  0.00


TOTAL DRAW AMOUNT                                      $                  0.00
CASH COLLATERAL ACCOUNT SURPLUS                        $                  0.00


                                     First USA Bank, NA,
                                     as Servicer


                                     By  /s/ Tracie H. Klein
                                         ------------------------------
                                             Tracie H. Klein
                                             First Vice President